EXHIBIT (5)

FORM OF APPLICATION

VARIABLE ANNUITY APPLICATION
Mail the application and a check to:	Transamerica Life Insurance Company
Attn: Variable Annuity Dept.
Service Office:	P.O. Box 3183, Cedar Rapids, IA 52406-3183
Overnight Mailing Address:	4333 Edgewood Rd. NE, Cedar Rapids, IA 52499

1.	TYPE OF ANNUITY (SOURCE OF FUNDS)

Initial purchase payment $ ____________________________

☐	Non Qualified

☐	New Money ☐ 1035 Exchange

☐	Qualified

☐	New Money ☐ Rollover ☐ Transfer

Qualified	Type:

☐ IRA     ☐ Roth IRA     ☐ SEP/IRA     ☐ 403(b)

☐ Keogh     ☐ Roth Conversion     ☐ Other ___________

IRA/SEP/Roth  IRA

$ ________________ Contribution for tax year ________

$ ________________ Trustee to Trustee Transfer

$ ________________ Rollover from

☐ IRA     ☐ 403(b)     ☐ Pension     ☐ Other ___________

Roth	IRA Rollover

____________ Date first established or date of conversion

$____________ Portion previously taxed

2(a).	PRIMARY OWNER INFORMATION

If no Annuitant is specified in #3, the Owner will be the Annuitant. If a Trust is named as Owner or Beneficiary, additional paperwork will be required.

First Name: ________________________________________

Last Name: _________________________________________

Address: ___________________________________________

City, State: _________________________________________

Zip: ________-_________ Telephone: ___________________

Email Address (optional):_____________________________

Date of Birth: _____________ Sex: ☐ Female     ☐ Male

SSN/TIN: __________________ Citizenship: ☐ U.S.     ☐ Other

2(b).	JOINT OWNER INFORMATION (Optional)

First Name: ________________________________________

Last Name: ________________________________________

Address: ___________________________________________

City, State: _________________________________________

Zip: ________-_________ Telephone: ___________________

Date of Birth: _____________ Sex: ☐ Female     ☐ Male

SSN/TIN: __________________ Citizenship: ☐ U.S.     ☐ Other

3.	ANNUITANT

Complete only if different from Primary Owner.

First Name: ________________________________________

Last Name: ________________________________________

Address: ___________________________________________

City, State: _________________________________________

Zip: ________-_________ Telephone: ___________________

Date of Birth: _____________ Sex: ☐ Female     ☐ Male

SSN: _______________________ Citizenship: ☐ U.S.     ☐ Other

4.	BENEFICIARY(IES) DESIGNATION

Name	Relationship			☐ Primary
		____	%	☐ Contingent
Name	Relationship			☐ Primary
		____	%	☐ Contingent
Name	Relationship			☐ Primary
		____	%	☐ Contingent
Name	Relationship			☐ Primary
		____	%	☐ Contingent
Name	Relationship			☐ Primary
		____	%	☐ Contingent

5.	GUARANTEED DEATH BENEFITS

If no option is specified, the Policy Value Death Benefit will apply. Your selection cannot be changed after the policy has been issued.

☐	Policy Value Death Benefit, available for issue through age 90.

☐	Return of Premium Death Benefit, available for issue through age 90.

☐	Annual Step-Up Death Benefit, available for issue through age 75.

6.	OTHER AVAILABLE RIDERS

If no selection is made, the benefit will not apply.

You may choose one of the following benefits:

☐ Beneficiary Earnings Enhancement (BEE)	or	☐ Beneficiary Earnings Enhancement - EXTRA II (BEE-EXTRA II)

7.	TELEPHONE TRANSFER AUTHORIZATION

Please complete this section to authorize you and/or your Registered Representative to make transfer requests via our recorded telephone line or internet. (check one selection only):

☐ Owner(s) only,	or	☐ Owner(s) and Owner’s Registered Representative

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8.	PORTFOLIO INVESTMENT STRATEGY

☐	Lump Sum

I elect to allocate 100% of my contributions according to percentage listed in Section 10 “Lump Sum Allocation”.

☐	Dollar Cost Averaging (DCA) Program

I elect to allocate 100% of my contributions according to percentages listed in Section 11 “DCATransfer Allocation”.

☐	Combined: Lump Sum and DCA Program (must total 100%)

I elect to allocate as follows:

__________% as a lump-sum contributions according to percentages listed in Section 10 “Lump Sum Allocation”.

__________% in the DCA Account and transferred according percentages listed in Section 11 “DCA Transfer Allocation”.

9.	DCA TRANSFER STRATEGY

DCA Strategy (There is a $500 minimum transfer amount for the DCA program.)

Transfer from: (Select 1 of the following)

☐	1. Enhanced 6 Month DCA Fixed Account

☐	2. Enhanced 12 Month DCA Fixed Account

☐	3. DCA Fixed Account:

☐ 12 Mo.     ☐ 18 Mo.     ☐ 24 Mo.     ☐ Other ________ _______

                                                                         (Specify period and frequency)

Complete Section 11 for DCA transfer allocation.

☐ 4. Money Market Account:

☐ 12 Mo.     ☐ 18 Mo.     ☐ 24 Mo.     ☐ Other _________ _________

(Specify	period and frequency)

☐ 5. Transamerica US Government Securities:

☐ 18 Mo.     ☐ 24 Mo.     ☐ Other _________ _________

                                                                     (Specify period and frequency)

10.	LUMP SUM ALLOCATION

Fixed Accounts:

_______ .0% 1 Year Fixed Guarantee Period Option

_______ .0% 3 Year Fixed Guarantee Period Option

_______ .0% 5 Year Fixed Guarantee Period Option

Subaccounts:

_______ .0% AEGON Bond – Service Class

_______ .0% AIM V.I. Blue Chip Fund-Series II

_______ .0% AIM V.I. Core Equity Fund-Series II

_______ .0% AIM V.I. Government Securities Fund – Series II

_______ .0% AIM V.I. International Growth Fund – Series II

_______ .0% AllianceBernstein Premier Growth Portfolio-Class B

_______ .0% AllianceBernstein Technology Portfolio – Class B

_______ .0% Capital Guardian Global-Service Class

_______ .0% Capital Guardian Value – Service Class

_______ .0% Clarion Real Estate Securities – Service Class

_______ .0% Colonial Small Cap Value Fund, Variable Series – Class A

_______ .0% Davis Value Portfolio

_______ .0% Federated American Leaders Fund II

_______ .0% Federated Capital Income Fund II

_______ .0% Federated Growth & Income-Service Class

_______ .0% Federated High Income Bond Fund II

_______ .0% Federated Quality Bond Fund II

_______ .0% Fidelity-VIP Contrafund® Portfolio-Service Shares 2

_______ .0% Fidelity – VIP Equity Income Portfolio – Service Class 2

_______ .0% Fidelity-VIP Growth & Income Portfolio-Service Shares 2

_______ .0% Fidelity – VIP Growth Portfolio – Service Class 2

_______ .0% Fidelity-VIP Index 500 Portfolio-Service Shares 2

_______ .0% Fidelity-VIP High Income Portfolio-Service Shares 2

_______ .0% Fidelity – VIP Investment Grade Bond Portfolio – Service Class 2

_______ .0% Fidelity – VIP Mid Cap Portfolio – Service Class 2

_______ .0% Fidelity – VIP Overseas Portfolio – Service Class 2

_______ .0% Fidelity-VIP Value Strategies Portfolio-Service Shares 2

_______ .0% Franklin Growth and Income Securities Fund-Class 2

_______ .0% Franklin Small Cap Fund - Class 2

_______ .0% Huntington Growth Fund

_______ .0% Huntington VA Dividend Capture Fund

11.	DCA TRANSFER ALLOCATION

Transfer To:
_______ .0% AEGON Bond – Service Class

_______ .0% AIM V.I. Blue Chip Fund-Series II

_______ .0% AIM V.I. Core Equity Fund-Series II

_______ .0% AIM V.I. Government Securities Fund – Series II

_______ .0% AIM V.I. International Growth Fund – Series II

_______ .0% AllianceBernstein Premier Growth Portfolio-Class B

_______ .0% AllianceBernstein Technology Portfolio – Class B

_______ .0% Capital Guardian Global-Service Class

_______ .0% Capital Guardian Value – Service Class

_______ .0% Clarion Real Estate Securities – Service Class

_______ .0% Colonial Small Cap Value Fund, Variable Series – Class A

_______ .0% Davis Value Portfolio

_______ .0% Federated American Leaders Fund II

_______ .0% Federated Capital Income Fund II

_______ .0% Federated Growth & Income-Service Class

_______ .0% Federated High Income Bond Fund II

_______ .0% Federated Quality Bond Fund II

_______ .0% Fidelity-VIP Contrafund® Portfolio-Service Shares 2

_______ .0% Fidelity – VIP Equity Income Portfolio – Service Class 2

_______ .0% Fidelity-VIP Growth & Income Portfolio-Service Shares 2

_______ .0% Fidelity – VIP Growth Portfolio – Service Class 2

_______ .0% Fidelity-VIP Index 500 Portfolio-Service Shares 2

_______ .0% Fidelity-VIP High Income Portfolio-Service Shares 2

_______ .0% Fidelity – VIP Investment Grade Bond Portfolio – Service Class 2

_______ .0% Fidelity – VIP Mid Cap Portfolio – Service Class 2

_______ .0% Fidelity – VIP Overseas Portfolio – Service Class 2

_______ .0% Fidelity-VIP Value Strategies Portfolio-Service Shares 2

_______ .0% Franklin Growth and Income Securities Fund-Class 2

_______ .0% Franklin Small Cap Fund - Class 2

_______ .0% Huntington Growth Fund

_______ .0% Huntington VA Dividend Capture Fund

_______ .0% Huntington VA Income Equity Fund

_______ .0% Huntington VA International Equity Fund

_______ .0% Huntington VA Macro 100 Fund

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10.	LUMP SUM ALLOCATION

_______ .0% Huntington VA Income Equity Fund

_______.0% Huntington VA International Equity Fund

_______.0% Huntington VA Macro 100 Fund

_______.0% Huntington VA Mid Corp America Fund

_______.0% Huntington VA Mortgage Securities Fund

_______.0% Huntington VA New Economy Fund

_______.0% Huntington VA Rotating Markets Fund

_______.0% Huntington VA Situs Small Cap Fund

_______.0% Janus Aspen-Capital Appreciation Portfolio-Service Shares

_______.0% Janus Aspen-International Growth Portfolio-Service Shares

_______.0% Janus Aspen-Mid Cap Growth Portfolio-Service Shares

_______.0% Janus Growth-Service Class

_______.0% Jennison Growth-Service Class

_______.0% J.P. Morgan Bond Portfolio

_______.0% J.P. Morgan International Equity Portfolio

_______.0% J.P. Morgan Mid Cap Value Portfolio

_______.0% J.P. Morgan Small Company Portfolio

_______.0% J.P. Morgan US Large Cap Core Equity Portfolio

_______.0% Liberty Select Value Fund, Variable Series-Class A Shares

_______.0% MFS Bond Series – Service Class

_______.0% MFS High Yield-Service Class

_______.0% MFS Investors Growth Stock Series – Service Class

_______.0% MFS New Discovery Series-Service Class

_______.0% MFS Research Series-Service Class

_______.0% MFS Utilities Series – Service Class

_______.0% Mutual Shares Securities Fund-Class 2

_______.0% Nations High Yield Bond Portfolio

_______.0% Nations Marsico Focused Equities Portfolio

_______.0% Nations Marsico Growth Portfolio

_______.0% Nations Marsico International Opportunities Portfolio

_______.0% Nations MidCap Growth Portfolio

_______.0% Oppenheimer Capital Appreciation Fund/VA – Service Shares

_______.0% Oppenheimer Global Securities Fund/VA-Service Shares

_______.0% Oppenheimer High Income Fund/VA – Service Shares

_______.0% Oppenheimer Main Street Fund/VA-Service Shares

_______.0% Oppenheimer Main Street Small Cap Fund/VA – Service Shares

_______.0% PIMCO Total Return – Service Class

_______.0% STI Classic Capital Appreciation Fund

_______.0% STI Classic Growth & Income Fund

_______.0% STI Classic International Equity Fund

_______.0% STI Classic Investment Grade Bond Fund

_______.0% STI Classic Mid-Cap Equity Fund

_______.0% STI Classic Value Income Stock Fund

_______.0% T. Rowe Price Equity Income – Service Class

_______.0% T. Rowe Price Small Cap – Service Class

_______.0% Templeton Developing Markets Securities Fund – Class II

_______.0% Templeton Foreign Securities Fund – Class II

_______.0% Third Avenue Value – Service Class

_______.0% Transamerica Equity – Service Class

_______.0% Transamerica Growth Opportunities-Service Class

_______.0% Transamerica U.S. Government Securities – Service Class

_______.0% Wanger U.S. Smaller Companies

100% Total

11.	DCA TRANSFER ALLOCATION

_______ .0% Huntington VA Mid Corp America Fund

_______.0% Huntington VA Mortgage Securities Fund

_______.0% Huntington VA New Economy Fund

_______.0% Huntington VA Rotating Markets Fund

_______.0% Huntington VA Situs Small Cap Fund

_______.0% Janus Aspen-Capital Appreciation Portfolio-Service Shares

_______.0% Janus Aspen-International Growth Portfolio-Service Shares

_______.0% Janus Aspen-Mid Cap Growth Portfolio-Service Shares

_______.0% Janus Growth-Service Class

_______.0% Jennison Growth-Service Class

_______.0% J.P. Morgan Bond Portfolio

_______.0% J.P. Morgan International Equity Portfolio

_______.0% J.P. Morgan Mid Cap Value Portfolio

_______.0% J.P. Morgan Small Company Portfolio

_______.0% J.P. Morgan US Large Cap Core Equity Portfolio

_______.0% Liberty Select Value Fund, Variable Series-Class A Shares

_______.0% MFS Bond Series – Service Class

_______.0% MFS High Yield-Service Class

_______.0% MFS Investors Growth Stock Series – Service Class

_______.0% MFS New Discovery Series-Service Class

_______.0% MFS Research Series-Service Class

_______.0% MFS Utilities Series – Service Class

_______.0% Mutual Shares Securities Fund-Class 2

_______.0% Nations High Yield Bond Portfolio

_______.0% Nations Marsico Focused Equities Portfolio

_______.0% Nations Marsico Growth Portfolio

_______.0% Nations Marsico International Opportunities Portfolio

_______.0% Nations MidCap Growth Portfolio

_______.0% Oppenheimer Capital Appreciation Fund/VA – Service Shares

_______.0% Oppenheimer Global Securities Fund/VA-Service Shares

_______.0% Oppenheimer High Income Fund/VA – Service Shares

_______.0% Oppenheimer Main Street Fund/VA-Service Shares

_______.0% Oppenheimer Main Street Small Cap Fund/VA – Service Shares

_______.0% PIMCO Total Return – Service Class

_______.0% STI Classic Capital Appreciation Fund

_______.0% STI Classic Growth & Income Fund

_______.0% STI Classic International Equity Fund

_______.0% STI Classic Investment Grade Bond Fund

_______.0% STI Classic Mid-Cap Equity Fund

_______.0% STI Classic Value Income Stock Fund

_______.0% T. Rowe Price Equity Income – Service Class

_______.0% T. Rowe Price Small Cap – Service Class

_______.0% Templeton Developing Markets Securities Fund – Class II

_______.0% Templeton Foreign Securities Fund – Class II

_______.0% Third Avenue Value – Service Class

_______.0% Transamerica Equity – Service Class

_______.0% Transamerica Growth Opportunities-Service Class

_______.0% Transamerica U.S. Government Securities – Service Class

_______.0% Wanger U.S. Smaller Companies

100% Total

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12.	ASSET REBALANCING

I elect to rebalance the variable subaccounts according to my lump sum allocation using the frequency indicated below.

Does not include Fixed Accounts and not available with DCA.

If you would like to rebalance to a mix other than the indicated Allocation of Purchase Payments, please complete the Optional Programs Form.

☐ Monthly   ☐ Quarterly   ☐ Semiannually   ☐ Annually

13.	SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

☐ Check here if you want to be sent a copy of “Statement of Additional Information.”

Will this annuity replace or change any existing annuity or life insurance? ☐     No ☐ Yes (If yes, complete the following)

Company:___________________________________________

Policy No.: __________________________________________

•	Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

•	To the best of my knowledge and belief, my statements and answers to the questions on this application are correct and true.

•	I am in receipt of a current prospectus for this variable annuity.

•	This application is subject to acceptance by Transamerica Life Insurance Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of purchase payment paid.

•	Account values when allocated to any of the subaccounts in Section 10 and Section 11 are not guaranteed as to fixed dollar amount.

•	THE FIXED ACCOUNT OF THIS POLICY GUARANTEES A MINIMUM INTEREST RATE PERCENTAGE OF 1.50. THIS RATE MAY BE LOWER THAN THE REQUIRED INTEREST RATE FOR CALCULATING MINIMUM SURRENDER VALUES. READ YOUR CONTRACT CAREFULLY.

•	An illustration has been provided showing the minimum interest rate percentage applicable to the Fixed Account and I have reviewed it.

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at:
	City	State	Date

Owner(s) Signature:	X

Joint Owner(s)Signature:	X

Annuitant Signature: (if not Owner)	X

14.	REPLACEMENT INFORMATION

For applicants in Arizona, Colorado, Hawaii,

Iowa, Louisiana, Maryland, Minnesota, Mississippi,

Montana, New Hampshire, New Mexico,

North Carolina, Oregon, Vermont

Applicant:

Do you have any existing policies or contracts? ☐ No     ☐Yes (If Yes, you must complete and submit with the application the “Important Notice Replacement of Life Insurance or Annuities.”)

Agent:

Did the agent/registered representative present and leave the applicant insurer-approved sales material? ☐ No     ☐ Yes

15.	AGENT INFORMATION

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

☐ No     ☐ Yes

I have provided an illustration showing the minimum interest rate percentage applicable to the Fixed Account and have reviewed it with the applicant.

I HAVE REVIEWED THE APPLICANT’S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

#1: Registered Rep/Licensed Agent

Print First Name: __________________________________

Last Name: _______________________________________

Signature:X_________________________________________

Rep Phone #:______________________________________

Email Address (Optional):___________________________

SSN/TIN: ________________________________________

#2: Registered Rep/Licensed Agent

Print First Name: __________________________________

Last Name: _______________________________________

Signature:X_________________________________________

Rep Phone #:______________________________________

Email Address (optional): ___________________________

SSN/TIN: _________________________________________

Firm Name: __________________________________________

Firm Address: ________________________________________

For Registered Representative Use Only - Contact your home office for program information.

☐ Option A     ☐ Option B     ☐ Option C     ☐ Option D

(Once selected, program cannot be changed)

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